UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2021

WAVE SYNC CORP.

 (Exact name of registrant as specified in its charter)

Delaware	001-34113	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

(852) 98047102

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Item 1.01 Entry into a Material Definitive Agreement.

From April 7, 2021 to May 17, 2021, Wave Sync Corp. (the “Company”) entered into eight private placement subscription agreements (the “Subscription Agreements”) in connection with its private offering (the “Offering”) of the Company’s unregistered shares of common stock, par value $$0.001, with a total of eight (8) U.S. accredited investors, as defined under Rule 501 of Regulation D, and non-U.S. investors (individually, an “Investor” and collectively, the “Investors”), at a purchase price of $0.10 per share. This Offering was and is being conducted on a rolling basis and there is no minimum nor maximum offering amount to close this Offering. The Company has appointed Carmel, Milazzo & Feil LLP as the escrow agent (the “Escrow Agent”) for the Offering, and it may, at its sole discretion, elect to close the Offering in one or more closings. Each of the Subscription Agreements contained customary representations, warranties and covenants by the parties, regularly applied under industry standards. Each of the Investors acknowledged and agreed that any resale of the shares issued in connection with this Offering is subject to resale restrictions pursuant to the Securities Exchange Act of 1934 and none of the shares purchased herein has been registered under the Securities Act of 1933, as amended.

The foregoing summary of the Subscription Agreement is subject to and qualified in its entirety by the Subscription Agreement, a form of which is filed herein as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company shall issue shares of its common stock sold in this Offering in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by the U.S. Investors and non-U.S. Investors, including the representations with respect to the U.S. Investors’ status as accredited investors, other Investors’ status as non-U.S. investors and their investment intent.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Form of the Subscription Agreement Pursuant to Regulation D under the Securities Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2021	WAVE SYNC CORP.

	By:	/s/ Jiang Hui
	Name:	Jiang Hui
	Title:	Chief Executive Officer

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